Finance (Income) Expense, Net	12 Months Ended
Dec. 31, 2024
Finance (Income) Expense, Net [Abstract]
FINANCE (INCOME) EXPENSE, NET

NOTE 15 — FINANCE (INCOME) EXPENSE, NET

	Year ended December 31
	2024	2023	2022
	U.S. dollars in thousands
Finance income:
Change in fair value of derivative liabilities	-	(841)	(2,822)
Interest income	(78)	(4)	-
Total finance income	(78)	(845)	(2,822)

Finance expense:
Change in fair value of derivative liabilities	607	-	-
Finance expenses in respect of third-party loan	7	-	83
Amortization of loan discount	-	-	37
Exchange rate differences	51	91	156
Issuance costs	603	-	-
Interest expense on loans from shareholders and related parties	-	-	203
Other finance expenses	37	10	38
Revaluation of securities -fair value through profit or loss	63	221	-
Total finance expenses	1,368	322	517
Finance expense (income), net	1,290	(523)	(2,305)